UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2021

UNRIVALED BRANDS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54258	26-3062661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3242 S. Halladay St., Suite 202 Santa Ana, CA	92705
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (888) 909-5564

Terra Tech Corp.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

 Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Membership Interest Purchase Agreeement

On July 1, 2021, Unrivaled Brands, Inc. (formerly known as Terra Tech Corp.) (the “Company”) entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Nicholas Kovacevich and Dallas Imbimbo, pursuant to which the Company acquired 100% of the outstanding membership interests in Halladay Holding, LLC from Mr. Kovacevich and Mr. Imbimbo (the “Acquisition”).  Halladay Holding, LLC is the owner of real property located at 3242 S. Halladay Street, Santa Ana, CA 92705 (the “Property”), where the Company operates a cannabis dispensary and maintains its principal office space.

Pursuant to the Purchase Agreement, as consideration for the Acquisition, the Company paid Mr. Kovacevich and Mr. Imbimbo an aggregate purchase price of $4,600,495.39 in cash.  The Company had an independent third-party peform a valuation of the Property prior to entering into the Purchase Agreement.

Mr. Kovacevich is the Chairman of the Company’s Board of Directors and Mr. Imbimbo is a director of the Company.  As such, the Acquisition is a related party transaction.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 2.1 hereto and incorporated herein by reference.

Agreements with Directors

On July 1, 2021, the Company entered into an Independent Director Agreement (the “Director Agreement”) and a Director Indemnification Agreement (the “Indemnification Agreement”) with each of Dallas Imbimbo and Eric Baum in connection with their appointment to the Board of Directors of the Company.

Pursuant to the Director Agreements, among other things, (1) the Company agreed to enter into a Stock Option Agreement to issue to each of Mssrs. Imbimbo and Baum an option to purchase 500,000 shares of the Company’s common stock at the closing price of the common stock on the date of the Director Agreement and (2) the Company agreed to pay each of Mssrs. Imbimbo and Baum cash compensation of $5,000 per month, pro-rated for any partial months, payable on the first day of each month beginning on the date of the Director Agreement.

Pursuant to the Indemnification Agreements, among other things, the Company agreed to hold harmless and indemnify each of Mssrs. Imbimbo and Baum to the fullest extent permitted by law, including indemnification of expenses such as attorneys’ fees, judgments, penalties, fines and settlement amounts incurred by Mssrs. Imbimbo and Baum in any proceeding arising out of their services as directors.

There is no material relationship between the Company or its affiliates and Mr. Imbimbo, other than in respect of the transactions contemplated by the Purchase Agreement, the Director Agreement and the Indemnification Agreement.

There is no material relationship between the Company or its affiliates and Mr. Baum, other than in respect of the transactions contemplated by the Director Agreement and the Indemnification Agreement.

The foregoing descriptions of the Director Agreements and the Indemnification Agreements are qualified in their entirety by reference to the full text of such documents, copies of which are filed as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K and which are incorporated by reference herein in their entirety.

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Item 1.02 Termination of a Material Definitive Agreement.

The Company previously disclosed that it had entered into an Independent Director Agreement (the “Ritter Director Agreement”) with Ira E. Ritter. In connection with Mr. Ritter’s resignation from the Company’s Board of Directors, as described in Item 5.02 below, the Company terminated the Ritter Director Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously disclosed, on March 2, 2021, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with UMBRLA, Inc., a Nevada corporation (“UMBRLA”), a diversified cannabis company with distribution, manufacturing and dispensary operations, Phoenix Merger Sub Corp., a Nevada corporation and wholly owned subsidiary of the Company (“Merger Sub”), and Dallas Imbimbo, as the stockholder representative for the UMBRLA stockholders. Upon the terms and subject to the satisfaction of the conditions described in the Merger Agreement, Merger Sub would be merged with and into UMBRLA (the “Merger”), with UMBRLA surviving the Merger as a wholly owned subsidiary of the Company. The Merger is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

On July 1, 2021, the Merger was completed. Pursuant to Articles of Merger (the “Articles of Merger”) filed by the Company with the Nevada Secretary of State, which became effective upon filing on July 1, 2021 (the “Effective Time”), Merger Sub was merged with and into UMBRLA. As a result of the Merger, UMBRLA became a wholly owned subsidiary of the Company. At the Effective Time, each share of UMBRLA common stock outstanding was converted into the right to receive 1.5386 shares of the Company’s common stock (the “Merger Consideration”). Accordingly, as of the Effective Time, the Company reserved 215,197,455 shares of common stock for issuance pursuant to the Merger Agreement in reliance on an exemption from registration under Regulation D promulgated under Section 4(a)(2) of the Securities Act of 1933, as amended.

As described in Item 5.03 below, following the Merger, the Company changed its name from “Terra Tech Corp.” to “Unrivaled Brands, Inc.”

The foregoing description of the Merger is qualified in its entirety by reference to the Articles of Merger, which are attached hereto as Exhibit 3.1, and the Agreement and Plan of Merger, included as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on March 3, 2021, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 above relating to the Merger Consideration is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 1, 2021, Ira E. Ritter resigned from the Company’s Board of Directors and all committees of the Board of Directors on which he served. Such resignation was not the result of a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

Effective as of the Effective Time, the size of the Company’s Board of Directors was increased to five directors.

Upon the Effective Time, the designees of UMBRLA pursuant to the Merger Agreement, Dallas Imbimbo and Eric Baum, were appointed to fill the vacancies created by the resignation of Ira E. Ritter and the increase in the size of the Company’s Board of Directors described above.

Messrs. Imbimbo and Baum and Mr. Kovacevich, the Chairman of the Company’s Board of Directors, currently serve as directors of KushCo Holdings, Inc. (OTCQX: KSHB), which specializes in the sale of a wide variety of ancillary products and services to customers operating in the regulated medical and adult recreational cannabis and hemp-derived cannabidiol (CBD) industries. Mr. Kovacevich is also the Chairman and Chief Executive Officer of KushCo Holdings, Inc. The Company has engaged in, and in the future may from time to time engage in, ordinary course commercial transactions with KushCo Holdings, Inc. and pay or receive fees in connection with those transactions.

Other than as set forth above, there is no arrangement or understanding between any of Mr. Imbimbo or Mr. Baum and any other person pursuant to which he was selected as a director of the Company, and there are no family relationships between any of Mr. Imbimbo or Mr. Baum and any of the Company’s directors or executive officers. Other than as set forth above, there are no transactions to which the Company is a party and in which any of Mr. Imbimbo or Mr. Baum has a direct or indirect material interest that would be required to be disclosed under Item 404(a) of Regulation S-K.

The information set forth in the section entitled “Agreements with Directors” in Item 1.01 above is incorporated herein by reference.

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective July 7, 2021, the Company entered into an Agreement and Plan of Merger (the “Name Change Merger Agreement”) with a newly-formed wholly-owned subsidiary of the Company (the “Name Change Merger Sub”) for the sole purpose of changing the corporate name of the Company from “Terra Tech Corp.” to “Unrivaled Brands, Inc.” (the “Name Change”). That same day, the Company filed Articles of Merger (the “Name Change Articles of Merger”) with the Nevada Secretary of State to effect the merger of Name Change Merger Sub with and into the Company, with the Company as the surviving corporation. As permitted by Section 92.A.180 of the Nevada Revised Statutes, the sole purpose and effect of the filing of the Name Change Articles of Merger was to change the name of the Company to “Unrivaled Brands, Inc.” As a result of the filing of the Name Change Articles of Merger, the Company’s Articles of Incorporation were deemed amended to reflect the Name Change. With the exception of the Name Change, the Articles of Incorporation and Bylaws of the Company in effect immediately prior to the effective time of the Name Change remain the Articles of Incorporation and Bylaws of the Company.

In connection with the Name Change, the ticker symbol for the Company’s common stock will be officially changed from “TRTC” to “UNRV” (the “Symbol Change”) effective as of the open of the market on July 8, 2021. The common stock will continue to be quoted on the OTC Markets Group’s OTCQX tier. The Name Change resulted in a change to the CUSIP number for the Company’s outstanding shares of common stock. The new CUSIP number for such common stock is 91532E105. Outstanding stock certificates for shares of the Company continue to be valid and need not be exchanged.

The foregoing description of the Name Change is not complete and is qualified in its entirety by reference to the full text of the Name Change Merger Agreement and the Name Change Articles of Merger, which are attached hereto as Exhibit 2.2 and Exhibit 3.2, respectively.

Item 8.01 Other Events.

Press Release

On July 8, 2021, the Company issued a press release announcing, among other things, the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Safe Harbor Statement

Information provided in this Current Report on Form 8-K may contain statements relating to current expectations, estimates, forecasts and projections about future events that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements generally relate to the Company’s plans, objectives and expectations for future operations and are based upon management's current estimates and projections of future results or trends. Actual future results may differ materially from those projected as a result of certain risks and uncertainties. For a discussion of such risks and uncertainties, see "Risk Factors" as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2021 and other reports on file with the Securities and Exchange Commission.

These forward-looking statements are made only as of the date hereof, and the Company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Non-Solicitation

This report will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Any financial statements required by Item 9.01(a) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

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(b) Pro Forma Financial Information.

Any pro forma financial information required by Item 9.01(b) will be filed by amendment as soon as practicable, but no later than 71 calendar days after the date on which this initial Current Report on Form 8-K was required to be filed.

(d) Exhibits.

Exhibit No.	Description
2.1*	Membership Interest Purchase Agreement, dated as of July 1, 2021, by and among the Company and Nicholas Kovacevich and Dallas Imbimbo.

2.2	Name Change Agreement and Plan of Merger, dated as of June 30, 2021, by and between the Company and Unrivaled Brands, Inc.

3.1	Articles of Merger, filed with the Nevada Secretary of State on July 1, 2021.

3.2	Name Change Articles of Merger, filed with the Nevada Secretary of State on July 7, 2021.

10.1	Independent Director Agreement, dated as of July 1, 2021, by and between the Company and Dallas Imbimbo.

10.2	Independent Director Agreement, dated as of July 1, 2021, by and between the Company and Eric Baum.

10.3	Director Indemnification Agreement, dated as of July 1, 2021, by and between the Company and Dallas Imbimbo.

10.4	Director Indemnification Agreement, dated as of July 1, 2021, by and between the Company and Eric Baum.

99.1	Press Release, dated July 8, 2021.

______________

* Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the Securities and Exchange Commission upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNRIVALED BRANDS, INC.

Dated: July 8, 2021	By:	/s/ Francis Knuettel II
Francis Knuettel II
Chief Executive Officer

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